UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2010

Vanguard Minerals Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-51640	27-2387053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
402 West Broadway, Suite 2800, San Diego, CA		92101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (858) 525-5695
___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Matters Related to Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities.

On April 23, 2010, the registrant completed a sale transaction whereby it sold 1,000,000 of its common shares at a price per share of $1.50.  The per share purchase price was paid in the form of shares of PEI Worldwide Holdings, Inc., a Nevada corporation ("PEI").  The per share purchase price was derived from the closing price of shares of PEI on April 20, 2010 as listed on the Pink Sheets, which was $1.50 per share.  Therefore, the total purchase price for the 1,000,000 common shares was $1,500,000.  860,000 of the shares were purchased by James Price and the other 140,000 of the shares were purchased by various purchasers.  1,000,000 shares of PEI represents approximately 2.5% of the issued and outstanding stock of PEI.

This was a related-party transaction.  Mr. Price is our sole director and he approved this transaction.  There was no disinterested director who approved this transaction.  There can be no assurance that the price reported for PEI shares on the Pink Sheets is an accurate reflection of the true value of PEI shares.

This transaction has the effect of causing a change of control in the registrant.  Prior to this transaction, the registrant had 268,499 shares of common stock issued and outstanding out of 1,666,666 authorized.    After this transaction and giving effect to the transaction described in the paragraph below regarding the issuance of 187,000 common shares, Mr. Price will own approximately 59.1% of our issued and outstanding stock and remains our sole director.

On April 23, 2010, the registrant completed an issuance of 187,000 shares of common stock.  This stock had been subscribed for in April, 2008 for payment of $224,400 in cash received by the corporation.  The corporation issued 187,000 of its common shares to various subscribers of the stock at a per share purchase price of $1.20 per share.

SECTION 5 – Matters Related to Corporate Governance and Management

Item 5.01	Changes of Control

On April 23, 2010, pursuant to the transaction listed in Item 3.02 above, James Price purchased 860,000 shares of our common stock for $1.50 per share and acquired 59.1% of our issued and outstanding shares.  The source of these funds was Mr. Price's personal stock holdings.  There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control and the private issuance of common stock described in Item 3.02, above, the following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of April 20, 2010 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capitalstock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.  We had 1,455,499 shares issued and outstanding on April 20, 2010.

Name	Amount and Nature of Ownership	Percent of Class
James Price*	860,000	59.1%

*Consists of shares of common stock directly owned.

Item 5.03     Amendments to Articles of Incorporation or Bylaws

On March 25, 2010, our Board of Directors resolved to amend the Articles of Incorporation pursuant to Nevada Revised Statues 78.207 to decrease the number of authorized shares of our common stock, par value $.001, from 500,000,000 to 1,666,666 shares. Correspondingly, our Board of Directors affirmed a reverse split of three hundred (300) to one (1) in which each shareholder will be issued one (1) share in exchange for every three hundred (300) common shares of their currently issued common stock.

A record date of April 16, 2010 was established in order to provide FINRA ten days notice pursuant to Rule 10b-17 of the Securities and Exchange Act of 1934 as amended. All shareholders of this record date will receive one (1) share of our common stock in exchange for every three hundred (300) common shares of their currently issued common stock. These share certificates will be issued upon surrender.

On April 9, 2010 we filed a Certificate of Change pursuant to NRS 89.209 in connection with the transaction with the Nevada Secretary of State for the decrease in authorized shares and reverse split. Under the Nevada Revised Statutes, shareholder approval was not required.

A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In connection with this corporate action, as of the open of business on April 19, 2010 the Company has the following new CUSIP.  The trading symbol is unchanged but has a "D" added to it for the 30 days following the reverse split.

New CUSIP Number:   92205L 202

SECTION 8 – Other Events

Item 8.01	Other Events.

On April 20, 2010, the registrant initiated a new line of business doing business as Vanguard Management.  The Company intends for the subsidiary to engage in the business of providing management and business development consultation to emerging growth companies in a wide variety of fields including uranium mining, gold and silver mining, coal mining, clean coal technology, environmentally friendly resource extraction, green energy technologies as well as other businesses that may be interested in the Company's services.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

3.1             Amendment to the Articles of  Incorporation of the registrant dated  April 9, 2010 and effective April 16, 2010.

99.1           Stock subscription Agreement between the registrant and James Price dated April 20, 2010 concerning the purchase of 860,000 of the registrant's common shares at $1.50 per share.

99.2           Stock subscription Agreement between the registrant and various purchasers dated April 20, 2010 concerning the purchase of 140,000of the registrant's common shares at $1.50 per share.

99.3           Stock subscription Agreement between the registrant and various shareholders dated April 23, 2008 concerning the purchase of 168,000 of the registrant's common shares at $1.33 per share.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vanguard Minerals Corporation

__________________________________
James Price
President and Chief Executive Officer

Date:         April 23, 2010